UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2011

Item 1. Report to Stockholders.

BEFORE THERE WAS
A FEDERAL
INCOME TAX,
THERE WAS
VILLERE.

Villere Balanced Fund

Annual Report	August 31, 2011

On the cover:

Our financial advisory firm was founded in 1911, two years before the 16th amendment to the Constitution made the income tax a fixture of American life. A century later, we manage over $1 billion. Financial headlines continually change. Other management firms have come and gone. We hew to our time-honored belief that a sound investment philosophy is focused, long-term oriented, tax conscious, and aimed at outperforming the markets.
To discover what national media outlets are saying about our firm, visit www.villere.com.

Villere Balanced Fund

September 26, 2011

To Our Fellow Shareholders:

As of August 31, 2011, the Villere Balanced Fund had a one-year return of 34.10% which compares to the S&P 500® return of just 18.50% and the Lipper Balanced Index return of 11.99%.  Our five-year return is 5.14% annualized that compares to the S&P 500®, which returned 0.78% annualized and the Lipper Balanced Index that rose 2.95% annually.  Our cumulative return since inception (September 30, 1999) is 137.65% (7.53% on an annualized basis) that compares to the S&P 500® that increased 18.03% (1.40% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 57.76% (3.90% annualized).

					Since
Average Annual Total Returns					Inception
for Periods Ending 8/31/11	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	-4.61%	34.10%	5.14%	6.11%	7.53%
Barclays Capital Intermediate
Government/Credit
Bond Index	4.66%	4.01%	6.11%	5.29%	5.89%
Lipper Balanced
Funds Index	-3.58%	11.99%	2.95%	4.19%	3.90%
S&P 500® Index	-7.23%	18.50%	0.78%	2.70%	1.40%

The Fund’s Gross Expense Ratio is 1.18%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

We are proud of our performance, which according to Bloomberg, ranked our fund #1 of 216 balanced funds for the 1-year ending August 31, 2011, #26 of 164 balanced funds for the 5-year, and #13 of 124 balanced funds for the decade.  We know that past performance is not indicative of future results, which is why we are working even harder in an attempt to uncover tomorrow’s winners.

This is an exciting time for our firm, St. Denis J. Villere & Co., as we celebrate our centennial founded in 1911.  Just as in 1849 when Jean-Baptiste

Villere Balanced Fund

Alphonse Karr wrote, “plus ca change, plus c’est la meme chose,’ loosely translated as ‘the more things change, the more things stay the same,’ we have continued our disciplined approach to investing and our quest for unrecognized value.  Our method is to purchase securities only when the stock price, relative to its earnings, is at a discount to the expected growth rate of the earnings allowing us to buy growth at a reasonable price.  We look for low debt, strong cash flow, in companies that dominate their niche.

We continue to visit with our businesses and currently see a disconnect between what our companies are telling us and how negative the market has been acting.  Our investments appear to be thriving and we are optimistic about their prospects.  The market has been weak since late July 2011 as investors have tried to understand the issues in Greece and possible further contagion in the euro-zone, the anemic employment situation, and the downward revisions in global GDP growth, which has put the U.S. into a situation where a recession is now a 50/50 probability.

We believe the next positive catalyst for the market should be when third quarter earnings are announced and investors realize that while the issues in the euro-zone are troubling, they are not severely impacting earnings domestically.  We believe that this is NOT another 2008/2009 financial crisis when Lehman Brothers, Merrill Lynch, and Bear Stearns collapsed.  U. S. banks, specifically larger money centers, are well reserved and heavily regulated.  These banks will be poor long-term investments, in our opinion, given all of the government intervention, which is why we are underweight financials. They are not at risk of collapse.  If these financial pillars remain intact as we believe they will, it becomes a perfect environment for select equities, which remains our focus.

Our style is to buy dominant businesses of any size at reasonable prices relative to their growth rates.  Historically, we have looked towards smaller and mid-sized undiscovered businesses.  The volatility in the market has given us opportunities to buy much bigger businesses that dominate their niche such as Apple which we added to the fund during August at $360 per share.  It has only 5% of the global cell phone market. We believe that at 15% market share the stock has the potential to double.  Apple is trading at just 12 times earnings and we see earnings are growing over 19%.  A deal with China telecom would potentially add 600 million users of their smart phones.  It is unusual that we would invest in the largest company in the world ($373 billion market capitalization versus Exxon at $349 billion), but we remain optimistic in the global prospects for Apple, and iPhone 4S that was successfully released in October.

Villere Balanced Fund

We added shares of Visa to the fund in early January 2011 believing that the Durbin amendment would ultimately not be as onerous as originally pitched.  This proposal was expected to cap some interchange fees Visa earns at $.12 vs. an average of $.44. The final ruling placed it at $.22, almost twice the worst case outlook.  This ruling eliminates the overhang on the stock and pushed it to $91, far above our purchase price of $70.  We have always admired Visa, but our price and valuation discipline prevented us from purchasing it.  We were able to buy it at 12x earnings and expect 18% earnings growth mostly from emerging economies which are moving away from cash.  We look forward to participating in a duopoly that they enjoy with MasterCard in the global electronics market.

Helping our performance for the year ending August 31, 2011 was certainly ION Geophysical.  We accumulated stock in March of 2009 under $2.00 per share, and the stock was $3.42 on August 31, 2010.  We began to trim this over-sized position in early December 2010 at $7.55 and $8.30, and again in February 2011 at $9.58, and sold more at $13.50 in early April, 2011.  We know the company well and felt that it was over-valued given our earnings projection.  We enjoyed a 295% return from where the stock was August 31, 2010 to where we sold in early April 2011.  [We have added the position again at $5.10 on September 23, 2011 as we believe it is now under-valued, and look forward to enjoying the continued progress the company is making.]

Another stock, NIC, Inc., was a strong performer in the 12 months ending August 31, 2011 as it appreciated 61%. They provide electronic government solutions to 31 of 50 states and continue to make inroads as the various administrations seek to achieve efficiencies and save taxpayer dollars.

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the potential stability of fixed income, and the opportunity for growth in equities.  Our fund has concentrated positions owning fewer equities than most Balanced Funds, so our performance will be more volatile than that of our peers, but we expect the potential for higher performance.  Many funds own a large number of stocks and dilute returns by being overly diversified. We concentrate on our best ideas in the belief that our positions should lead to superior investment.

In conclusion, we are confident that our style of conducting extensive research on each company should allow us to continue to excel.  We expect to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Villere Balanced Fund
Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk; loss of principal is possible.

Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.  You cannot invest directly in an index.

Definition of Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Bloomberg Rankings are derived from the returns of the funds.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the funds.  Returns are then compared to all other funds on the system within the US (those listed on NASDAQ) and to those funds that share the same objective within the US.  Past performance is not indicative of future results.

Earnings Growth is not a measure of the Fund’s future performance.

The Fund is distributed by Quasar Distributors, LLC.

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2011 (Unaudited)

Sector Allocation	Percent of Net Assets

General Manufacturing	17.3%
Finance & Insurance	15.5%
Retail Trade	11.1%
Professional, Scientific & Technical Services	9.7%
Mining	9.0%
Food Manufacturing	8.8%
Computer & Electronics Manufacturing	8.7%
Money Market Funds	6.7%
Chemical Manufacturing	5.1%
Information	4.4%
Transportation & Warehousing	2.8%
Wholesale Trade	1.3%
Real Estate, Rental & Leasing	1.1%
Liabilities in excess of other assets	-1.5%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2011 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2011 – August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2011 (Unaudited), Continued

Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period”. This will provide an estimate of the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/11	Value 8/31/11	3/1/11– 8/31/11*
Actual	$1,000	$ 954	$5.37
Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.55

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.09% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index / 35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns As of August 31, 2011

	One Year	Five Year	Ten Year
Villere Balanced Fund	34.10%	5.14%	6.11%
S&P® 500 Index	18.50%	0.78%	2.70%
S&P® 500 Index (65%)/Barclays Capital Intermediate
Government /Credit Bond Index (35%)	13.49%	3.01%	3.93%
Barclays Capital Intermediate Government/Credit Index	4.01%	6.11%	5.29%
Lipper Balanced Fund Index	11.99%	2.95%	4.19%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2001 and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling  (866) 209-1129.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2011

Shares		Value
COMMON STOCKS: 67.8%
Aerospace Products
& Services: 2.8%
70,000	BE Aerospace,
	Inc.*	$2,438,100

Apparel Manufacturing: 3.6%
61,200	Jos. A. Bank
	Clothiers, Inc.*	3,136,500

Chemical Manufacturing: 2.9%
47,000	Abbott Laboratories	2,467,970

Computer & Electronic
Products: 7.8%
6,100	Apple, Inc.*	2,347,463
298,400	ION Geophysical
	Corp.*	2,109,688
40,800	Varian Medical
	Systems, Inc.*	2,323,968
		6,781,119
Couriers & Messengers: 2.8%
31,200	FedEx Corp.	2,456,064

Credit Intermediation: 11.0%
37,000	Cullen/Frost
	Bankers, Inc.	1,886,630
165,100	Euronet
	Worldwide, Inc.*	2,686,177
34,800	IBERIABANK
	Corp.	1,675,272
37,500	Visa, Inc.	3,295,500
		9,543,579
Food Manufacturing: 2.9%
129,000	Flowers Foods, Inc.	2,457,450

Information Services: 3.2%
234,000	NIC, Inc.	2,719,080

Machinery: 6.8%
322,100	3D Systems Corp.*1	5,852,557

Oil & Gas Extraction: 7.1%
148,200	Northern Oil
	& Gas, Inc.*	3,026,244
402,000	SandRidge
	Energy, Inc.*	2,950,680

Oil & Gas Extraction: 7.1%, Continued
33,800	Triangle
	Petroleum Corp.*	184,886
		6,161,810
Oil & Gas Services: 0.7%
26,700	Basic Energy
	Services, Inc.*	583,662

Professional, Scientific &
Technical Services: 9.7%
116,000	Constant
	Contact, Inc.*	2,219,080
202,500	EPIQ Systems,
	Inc.1	2,535,300
156,000	Luminex Corp.*1	3,592,680
		8,347,060
Specialty Retail: 3.7%
49,400	O’Reilly
	Automotive, Inc.*	3,205,072

Sporting & Recreation
Goods: 2.8%
94,600	Pool Corp.	2,452,978

TOTAL COMMON STOCKS
(Cost $48,737,261)		58,603,001

Principal
Amount
CORPORATE BONDS: 27.0%
Air Transportation: 1.3%
	The Boeing Co.,
	3.750%,
	11/20/2016	1,102,851

Beverage Products: 1.7%
	The Coca-Cola Co.,
	0.750%,
	11/15/2013	1,505,184

Building Material, Garden
	The Home
	Depot, Inc.,
	5.400%,
	03/01/2016	2,273,986

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2011, Continued

Principal
Amount		Value
CORPORATE BONDS: 27.0%, Continued
Chemical Manufacturing: 3.5%
	E.I. DuPont De
	Nemours & Co.,
	4.750%,
$1,000,000	11/15/2012	$1,046,169
	McKesson Corp.,
	4.750%,
1,000,000	03/01/2021	1,122,035
	Pfizer, Inc.,
	6.200%,
700,000	03/15/2019	862,341
		3,030,545
Computer & Electronic
Products: 0.9%
	Hewlett-Packard Co.,
	3.750%,
500,000	12/01/2020	498,239
	International
	Business
	Machines Corp.,
	4.750%,
250,000	11/29/2012	263,140
		761,379

Credit Intermediation: 3.3%
	BB&T Corp.,
	4.900%,
1,000,000	06/30/2017	1,071,532
	JPMorgan
	Chase & Co.,
	4.875%,
500,000	03/15/2014	533,423
	Whitney
	National Bank,
	5.875%,
1,150,000	04/01/2017	1,244,261
		2,849,216

Food Manufacturing: 4.2%
	Kellogg Co.,
	3.250%,
2,000,000	05/21/2018	2,083,888

Food Manufacturing: 4.2%, Continued
	Kraft Foods, Inc.,
	5.250%,
400,000	10/01/2013	432,842
	5.375%,
1,000,000	02/10/2020	1,137,755
		3,654,485
Furniture & Related
Products: 1.9%
	Leggett &
	Platt, Inc.,
	4.650%,
1,500,000	11/15/2014	1,642,016

General Merchandising
Store: 0.6%
	Wal-Mart
	Stores, Inc.,
	3.250%,
500,000	10/25/2020	508,109

Insurance Carriers: 0.9%
	Prudential
	Financial, Inc.,
	5.000%,
750,000	01/15/2013	750,701

Motion Picture &
Entertainment: 0.6%
	Viacom, Inc.,
	3.500%,
500,000	04/01/2017	517,979

Oil & Gas: 1.2%
	Shell International
	Finance Corp.,
	1.875%,
1,000,000	03/25/2013	1,020,912

Rental & Leasing
Services: 1.1%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	975,000

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2011, Continued

Principal
Amount		Value
CORPORATE BONDS: 27.0%, Continued
Securities & Financial
Services: 0.3%
	Merrill Lynch &
	Co., Inc.,
	6.875%,
$250,000	11/15/2018	$260,598

Telecommunications: 1.2%
	Vodafone
	Group PLC,
	4.375%,
1,000,000	03/16/2021	1,074,981

Transportation Equipment: 1.7%
	General
	Dynamics Corp.,
	5.375%,
300,000	08/15/2015	345,087
	Lockheed
	Martin Corp.,
	4.250%,
1,000,000	11/15/2019	1,094,334
		1,439,421
TOTAL CORPORATE
BONDS
(Cost $21,703,679)		23,367,363

Money Market Funds: 6.7%
	Federated Treasury
	Obligation Fund –
	Trust Shares,
2,326,084	0.020%^	2,326,084
	Fidelity Money
	Market Portfolio –
	Select Class,
2,212,316	0.010%^	2,212,316
	Invesco Treasury
	Portfolio -
	Institutional Class,
1,251,284	0.062%^	1,251,284
		5,789,684
TOTAL SHORT-TERM
INVESTMENTS
(Cost $5,789,684)		5,789,684

TOTAL INVESTMENTS
IN SECURITIES: 101.5%
(Cost $76,230,624)		87,760,048
Liabilities in Excess
of Other Assets: (1.5)%		(1,337,221)

TOTAL NET
ASSETS: 100.0%		$86,422,827

*	Non-income producing security.
1	A portion of the security is considered illiquid. (See footnote 2I.)
^	7-day yield as of August 31, 2011.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2011

ASSETS
Investments in securities, at value
(Cost $76,230,624) (Note 2)	$87,760,048
Receivables:
Fund shares sold	860,007
Dividends and interest	359,534
Prepaid expenses	19,402
Total assets	88,998,991

LIABILITIES
Payables:
Investment securities purchased	2,458,108
Fund shares redeemed	18,000
Investment advisory fees	50,999
Administration fees	14,974
Fund accounting fees	4,563
Transfer agent fees	3,630
Chief Compliance Officer fees	1,222
Other accrued expenses	24,668
Total liabilities	2,576,164
NET ASSETS	$86,422,827

Net asset value, offering price and redemption price per share
($86,422,827/4,856,997 shares outstanding; unlimited
number of shares authorized without par value)	$17.79

COMPONENTS OF NET ASSETS
Paid-in capital	$72,127,659
Undistributed net investment income	551,415
Undistributed net realized gain on investments	2,214,329
Net unrealized appreciation on investments	11,529,424
Net assets	$86,422,827

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2011

INVESTMENT INCOME
Interest	$873,679
Dividends	476,952
Total investment income	1,350,631

EXPENSES (Note 3)
Investment advisory fees	541,507
Administration fees	95,952
Fund accounting fees	35,477
Transfer agent fees	25,847
Registration fees	20,782
Audit fees	19,074
Miscellaneous expense	16,127
Reports to shareholders	14,794
Custody fees	10,289
Chief Compliance Officer fees	7,473
Legal fees	6,820
Trustee fees	4,083
Insurance expense	973
Total expenses	799,198
Net investment income	551,433

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	6,996,804
Change in net unrealized appreciation on investments	8,867,089
Net realized and unrealized gain on investments	15,863,893
Net increase in net assets resulting from operations	$16,415,326

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$551,433	$701,391
Net realized gain on investments	6,996,804	2,453,943
Change in net unrealized appreciation
on investments	8,867,089	391,051
Net increase in net assets
resulting from operations	16,415,326	3,546,385

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(701,097)	(616,215)
Total distributions to shareholders	(701,097)	(616,215)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	20,153,557	(993,044)
Total increase in net assets	35,867,786	1,937,126

NET ASSETS
Beginning of year	50,555,041	48,617,915
End of year	$86,422,827	$50,555,041
Undistributed net investment income	$551,415	$701,079

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value
Shares sold	2,045,234	$37,146,243	522,090	$7,274,857
Shares issued
in reinvestment
of distributions	41,544	695,042	43,810	608,962
Shares redeemed	(999,136)	(17,687,728)	(637,063)	(8,876,863)
Net increase
(decrease)	1,087,642	$20,153,557	(71,163)	$(993,044)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$13.41	$12.66	$14.21	$16.51	$15.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.19	0.16	0.17	0.26
Net realized and unrealized
gain (loss) on investments	4.46	0.72	(1.42)	(1.65)	0.95
Total from
investment operations	4.56	0.91	(1.26)	(1.48)	1.21

LESS DISTRIBUTIONS:
From net
investment income	(0.18)	(0.16)	(0.12)	(0.26)	(0.12)
From net realized gain	—	—	(0.17)	(0.56)	(0.25)
Total distributions	(0.18)	(0.16)	(0.29)	(0.82)	(0.37)
Net asset value,
end of year	$17.79	$13.41	$12.66	$14.21	$16.51

Total return	34.10%	7.16%	(8.53)%	(9.28)%	7.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$86.4	$50.6	$48.6	$53.4	$61.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees
waived/recouped	1.11%	1.17%	1.28%	1.19%	1.16%
After fees
waived/recouped	1.11%	1.17%	1.28%	1.19%	1.16%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees
waived/recouped	0.76%	1.31%	1.42%	1.10%	1.49%
After fees
waived/recouped	0.76%	1.31%	1.42%	1.10%	1.49%

Portfolio turnover rate	40%	27%	39%	21%	27%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2011, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$58,603,001	$—	$—	$58,603,001
Fixed Income^	—	23,367,363	—	23,367,363
Short-Term
Investments	5,789,684	—	—	5,789,684
Total Investments
in Securities	$64,392,685	$23,367,363	$—	$87,760,048

^	See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Level 1 or 2 during the year.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended August 31, 2011, there were no such reclassifications.

I.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At August 31, 2011, the Villere Balanced Fund had investments in illiquid securities with a total value of $11,980,537 or 13.9% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
3D Systems Corp.	322,100	5/1/2003 – 5/24/2011	2,718,696
Luminex Corp.	156,000	5/6/2004 – 4/20/2011	1,689,046
EPIQ Systems, Inc.	202,500	11/17/2005 – 4/15/2011	2,501,588

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

L.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows: New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2011, the Fund incurred $541,507 in advisory fees.

The Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50%.  As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the year ended August 31, 2011.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2011, Continued

and reviews the Fund’s expense accruals.  For the year ended August 31, 2011, the Fund incurred $95,952 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2011, the Fund was allocated $7,473 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $43,522,912 and $27,334,107, respectively.

For the year ended August 31, 2011, there were no purchases or sales of U.S. Government obligations.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2011 and year ended August 31, 2010 for the Fund was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$701,097	$616,215
	$701,097	$616,215

As of August 31, 2011 the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$76,230,624
Gross tax unrealized appreciation	$13,448,657
Gross tax unrealized depreciation	(1,919,233)
Net tax unrealized appreciation	11,529,424
Undistributed ordinary income	551,415
Undistributed long-term capital gain	2,214,329
Total distributable earnings	2,765,744
Other accumulated losses	—
Total accumulated gains	$14,295,168

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund (the “Fund”), a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 24, 2011

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The
(born 1939)		Term;	formerly, Chief		Dana
c/o U.S. Bancorp		Since	Executive Officer,		Foundation;
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		The
2020 E. Financial Way			(prior thereto Senior		University of
Suite 100			Vice President), and		Virginia Law
Glendora, CA 91741			Managing Director,		School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust	Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly, President
2020 E. Financial Way			and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds,
2020 E. Financial Way			Administration, LLC		Managers
Suite 100			(mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President	1	None.
(born 1973)		Term;	and Chief Financial
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		January	positions), U.S.
615 East Michigan St.		2011.	Bancorp Fund Services,
Milwaukee, WI 53202			LLC, since 1997.
	Trustee	Indefinite
Term;
Since
September
2011.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust	Served	Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		November	since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compliance	Term;	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	U.S. Bancorp Fund
Fund Services, LLC		July 2011.	Services, LLC, since
615 East Michigan St.	Anti-Money	Indefinite	August 2004.
Milwaukee, WI 53202	Laundering	Term;
	Officer	Since
July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designated 75.91% of the dividends declared from net investment income during the fiscal year ended August 31, 2011 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the fiscal year ended August 31, 2011, 75.91% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which at the time was comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Villere Balanced Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with St. Denis J. Villere & Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted that the Fund has outperformed its peer group median for the year-to-date, one-year, three-year, five-year and ten-year time periods.  The Board considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.  The Board also took into account that during the course of the prior year they had met with the Advisor in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s short- and long-term performance.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as expense waivers and reimbursements.

The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the contractual and net advisory fees were above the median.  Additionally, the Board observed that Fund’s total expenses less the Rule 12b-1 fees were higher than the median during the relevant period.

The Board noted that the Advisor contractually had agreed to maintain an annual expense ratio of 1.50% and observed that the Fund has been operating below its expense cap.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not a part of the Annual Report.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2011	FYE 8/31/2010
Audit Fees	$17,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2011	FYE 8/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2011	FYE 8/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)       /s/ Eric W. Falkeis
  Eric W. Falkeis, President

Date   November 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date  November 2, 2011

By (Signature and Title)*    /s/ Patrick J. Rudnick
 Patrick J. Rudnick, Treasurer

Date  November 2, 2011

* Print the name and title of each signing officer under his or her signature.